UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2013

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-83780	54-1013306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court
Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 14, 2013, SRA International, Inc. (the “Company”), was informed that its recompete for the Federal Deposit Insurance Corporation (“FDIC”) contract was unsuccessful. The contract is funded through October 30, 2013 but the period of transition is uncertain.  The FDIC contract represented approximately 7% of revenue in SRA’s fiscal year 2013.

The Company will receive a debrief from the FDIC in order to understand how its proposal was evaluated. The Company will continue to perform all of its contractual obligations. The Company will provide additional information in its normal quarterly call with investors which will be scheduled in the November timeframe.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: August 16, 2013	/S/ RICHARD J. NADEAU
Richard J. Nadeau
Executive Vice President and Chief Financial Officer